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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 14, 1999 relating to the financial statements and financial statement schedules, which appears in adam.com
Inc.'s (formerly A.D.A.M. Software, Inc.) Annual Report on Form 10-K for the year ended March 31, 1999.

PricewaterhouseCoopers LLP
Atlanta, Georgia
December 9, 1999